UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 1, 2015

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Blvd, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)   (Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                      Regulation FD Disclosure

On September 2, 2015, Matt Kaplan, the Interim Chairman and Chief Executive Officer and Andrea Tarbox, Vice President and Chief Financial Officer of KapStone Paper and Packaging Corporation (the “Company”), will give a Company presentation at KeyBanc Captial Markets Basic Materials and Packaging Conference in Boston.  A copy of the presentation materials to be used by the Company at the conference is furnished as Exhibit 99.1 of this report.

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01                                      Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

(d)                       Exhibits

99.1              Presentation materials dated September 2015

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2015

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Kathryn D. Ingraham
	Name:	Kathryn D. Ingraham
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Number	Exhibit

99.1	Presentation materials dated September 2015